UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2009

BLACKHAWK BIOFUELS, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53651 (Commission File Number)	20-2760722 (I.R.S. Employer Identification No.)

210 West Spring Street, Freeport, Illinois (Address of principal executive offices)	61032 (Zip Code)

Registrant’s telephone number, including area code: (815) 235-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 25, 2009 we entered into a Second Amendment to Loan Agreement (the “Second Amendment to Loan Agreement”) with Fifth Third Bank (“Fifth Third”), an Ohio banking corporation., that amended a Loan Agreement (the “Loan Agreement”) between Fifth Third and us dated May 9, 2008, as previously amended.  The Second Amendment to Loan Agreement amended the Loan Agreement in the following principal respects: (a) payments of principal on the term loan provided by the Loan Agreement will recommence on January 1, 2010; (b) adjustments are made in the calculation of interest payable on the term loan and revolving credit loan provided for under the Loan Agreement; (c) certain financial covenants are modified and the dates as of which they must be satisfied by us are deferred; (d) we are required to maintain in force biodiesel production tolling agreements with Renewable Energy Group, Inc., a Delaware corporation (“REG”); and (e) an event of default will occur if we do not merge by December 31, 2009 with REG Danville, LLC (“REG Danville”), an affiliate of REG, in accordance with a merger agreement among REG, REG Newco, Inc., a new Delaware holding company incorporated by REG (“Newco”), and REG Danville.

On November 25, 2009 we also entered into a First Amendment to  Management and Operational Services Agreement (the “MOSA Amendment”) with REG Services Group, LLC and REG Marketing & Logistics Group, LLC, which are subsidiaries of REG (collectively, “REG”), that amended a Management and Operational Services Agreement (the “MOSA”) between REG and us dated May 9, 2008.  The MOSA Amendment added a provision to the MOSA which allows Fifth Third to require us to cease making payments to REG under the MOSA in the event of a default by us under the Loan Agreement and gives REG the right to suspend its duties under the MOSA in such event.

A copy of the Second Amendment to Loan Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the First Amendment to Management and Operational Services Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.  The foregoing descriptions of the Second Amendment to Loan Agreement and First Amendment to Management and Operational Services Agreement are qualified in their entirety by reference to the full text of those agreements.  The Loan Agreement and MOSA were previously filed as Exhibits 10.3 and 10.18, respectively, to our Quarterly Report on Form 10-Q for the period ended March 31, 2008.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

2.1	Second Amendment to Loan Agreement by and among Fifth Third Bank and Blackhawk Biofuels, LLC dated November 25, 2009
2.2	First Amendment to Management and Operational Services Agreement by and among REG Services Group, LLC, REG Marketing and Logistics Group, LLC, and Blackhawk Biofuels, LLC dated November 25, 2009

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK BIOFUELS, LLC

Date: December 3, 2009	/s/ RONALD L. MAPES
Ronald L. Mapes
Chair (Principal Executive Officer)